ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Property and equipment payables	$ 45,293	$ 47,928
Operating expense and other accruals and liabilities	13,152	103,503
Total Accrued Expenses and Other Current Liabilities	62,825	155,840
Advance Customer Deposits And Ticket Sales [Member]
Advance customer deposits and ticket sales	$ 4,380	$ 4,409